                                                       EXHIBIT 1.A.(3)(D)(IV)(B)


                                   SCHEDULE A

Effective as of April 1, 2000.



   NAME OF SEPARATE ACCOUNT
   AND DATE ESTABLISHED BY                           CONTRACTS FUNDED BY
   BOARD OF DIRECTORS                                SEPARATE ACCOUNT                     DESIGNATED PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------
  Pruco Life                                         Discovery Select                      MFS Variable Insurance Trust
                                                                                           ----------------------------
  Flexible Premium                                   Annuity Contract                      - MFS Emerging Growth Series
  Annuity Account                                                                          - MFS Research Series
  established June 16,1995


  The Pruco Life                                     Discovery Choice                      MFS Variable Insurance Trust
                                                                                           ----------------------------
  Flexible Premium                                   Annuity Contract                      - MFS Emerging Growth Series
  Annuity Account                                                                          - MFS Research Series
  established June 16,1995


  Pruco Life Variable                                Variable Universal                    MFS Variable Insurance Trust
                                                                                           ----------------------------
  Appreciable Account                                Life Insurance Policy                 - MFS Emerging Growth Series
  established January 13, 1984                                                             - MFS Research Series



  Pruco Life Variable                                Pruselect I Variable                  MFS Variable Insurance Trust
                                                                                           ----------------------------
  Universal Account                                  Universal Life Policy                 - MFS Emerging Growth Series
  established April 17,1989                                                                - MFS Research Series


  Pruco Life Variable                                Pruselect II Variable                 MFS Variable Insurance Trust
                                                                                           ----------------------------
  Universal Account                                  Universal Life Policy                 - MFS Emerging Growth Series
  established April 17,1989                                                                - MFS Research Series



  Pruco Life Variable                                Pruselect III Variable                MFS Variable Insurance Trust
                                                                                           ----------------------------
  Universal Account                                  Universal Life Policy                 - MFS Emerging Growth Series
  established April 17,1989                                                                - MFS Research Series



  Pruco Life Variable                                Survivorship Variable                 MFS Variable Insurance Trust
                                                                                           ----------------------------
  Universal Account                                  Universal Life Policy                 - MFS Emerging Growth Series
  established April 17,1989                                                                - MFS Research Series



          IN WITNESS WHEREOF, the undersigned parties hereby amend this Schedule A in accordance with the Participation Agreement made and entered into as of the 2nd day of July, 1996. The Amendment shall take effect on April 1, 2000.

COMPANY:                                PRUCO LIFE INSURANCE COMPANY
                                        By its authorized officer,

                                        By:  /s/
                                             ---------------------------
                                        Title:
                                             ---------------------------
                                        Date:
                                             ---------------------------


FUND:                                   MFS(R)VARIABLE INSURANCE TRUST(SM)
                                        By its authorized officer,

                                        By:  /s/
                                             ---------------------------
                                        Date:
                                             ---------------------------


UNDERWRITER:                            MFS FUND DISTRIBUTORS, INC.
                                        By its authorized officer,

                                        By:  /s/
                                             ---------------------------
                                        Date:
                                             ---------------------------